ADVANCED SERIES TRUST

AST Long Duration Bond Portfolio

(To be renamed the AST Multi-Sector Fixed Income Portfolio)

Supplement dated September 20, 2013 to the Prospectus and

Statement of Additional Information dated February 25, 2013

This supplement should be read in conjunction with your Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI) and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI. This Supplement is only applicable to the listed Portfolio. No other Portfolios of the Trust are affected by this Prospectus and SAI Supplement. These changes are effective on or about November 4, 2013.

A.	Portfolio Name Change:

The name of the Portfolio will be changed from the AST Long Duration Bond Portfolio to the AST Multi-Sector Fixed Income Portfolio. All references to AST Long Duration Bond Portfolio are hereby deemed deleted from the AST Prospectus and SAI as of November 4, 2013 and replaced with AST Multi-Sector Fixed Income Portfolio.

B.	The first paragraph in the “Principal Investment Strategies” under the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus is hereby deleted and replaced with the following:

Principal Investment Strategies. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s multi-sector investments may include: (i) investment grade debt obligations of U.S. and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the U.S. Government and government-related entities, including mortgage-related securities; (iv) U.S. Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may be concentrated in certain sectors.

ASTSUP13